                                                                    Exhibit 99.1

MCCARTER & ENGLISH, LLP
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102
(973) 622-4444

HARTER, SECREST & EMERY, LLP
Twelve Fountain Plaza
Suite 400
Buffalo, New York 14202-2293
(716) 853-1616
Attorneys for Plaintiffs
  New York Regional Rail Corporation,
  J.S. Transportation, Inc. and GM
  Trucking and Associates, Inc.

--------------------------------------------------------
NEW YORK REGIONAL RAIL CORPORATION, J.S.                : SUPERIOR COURT OF NEW
TRANSPORTATION, INC. and GM TRUCKING AND ASSOCIATES,    : JERSEYLAW DIVISION:
INC.,                                                   : HUDSON COUNTY DOCKET
                                                        : NO.
                           Plaintiffs,                  :
                                                        :        Civil Action
vs.                                                     :
                                                        :
RONALD W. BRIDGES, DARRYL S. CAPLAN, ESQ., CURETON      : COMPLAINT
CAPLAN, P.C.  f/k/a CURETON, CAPLAN and CLARK, P.C.     :
f/k/a CURETON CAPLAN, HUNT, SCARAMELLA &                :
CLARK, P.C., TODD SAGE, STACEY SAGE a/k/a               :
STACIE SAGE, MARY SAGE, JOHN TAYLOR, CONSOLIDATED       :
LOGISTICS AND TRANSPORTATION, LLC a/k/a CLT, CME        :
SERVICES, LLC a/k/a CME, NATIONAL TRANSPORTATION        :
SERVICES, LLC, 833 RANCOCAS ROAD, LLC, J.S.             :
TRANSPORTATION TRUCK REPAIR, LLC, GM TRUCKING, INC. and :
BLUE RIBBON GROUP, INC.,                                :
                                                        :
                           Defendants.
                                                        :
                                                        :
--------------------------------------------------------

      Plaintiffs New York Regional Rail Corporation, JS Transportation, Inc. and GM Trucking and Associates, Inc. (collectively, the "Plaintiffs") for their Complaint against Defendants above-named, allege and state:

                                  THE PARTIES

      1. Plaintiff New York Regional Rail Corporation ("NYRR") is a Delaware corporation whose stock was formerly quoted on the OTC Bulletin Board, and whose principal office and corporate headquarters are located at 5266 Seneca Street, West Seneca, New York 14224.

      2. Plaintiff J.S. Transportation, Inc. is a New Jersey corporation with a principal business office located at 6 Linden Avenue East, Jersey City, New Jersey 07305. J.S. Transportation, Inc. is a wholly owned subsidiary of NYRR.

      3. Plaintiff GM Trucking and Associates, Inc. is a Delaware corporation with a principal business office located at 833 Rancocas Road, Mt. Holly, New Jersey 08060.

      4. Ronald W. Bridges ("Bridges") is a resident of the State of New Jersey, and at all times relevant to the Complaint was an officer and/or director of NYRR.

      5. Defendant Darryl S. Caplan ("Caplan") is an attorney admitted and licensed to practice law in the State of New Jersey with a principal business office located at 950B Chester Avenue, Delran, New Jersey 08075.

      6. Defendant Cureton, Caplan P.C. f/k/a Cureton, Caplan and Clark, P.C., f/k/a Cureton, Caplan, Hunt, Scaramella & Clark, P.C., the ("Caplan Firm") is a professional corporation organized and existing under the laws of the State of New Jersey with a principal business office located at 950B Chester Avenue, Delran, New Jersey 08075.

      7. Todd Sage is a resident of the State of New Jersey, and at all times relevant to the Complaint was employed by and acted as an officer and/or director of J.S. Transportation, Inc. and GM Trucking and Associates, Inc.

      8. John Taylor ("Taylor") is a resident of the State of New Jersey, and at all times relevant to the Complaint was employed by J.S. Transportation, Inc. and GM Trucking and Associates, Inc.

      9. Stacey Sage is a resident of the State of New Jersey, and at all times relevant to the Complaint was employed by J.S. Transportation, Inc. and GM Trucking and Associates, Inc.

      10. Mary Sage is a resident of the State of New Jersey, and at all times relevant to the Complaint was employed by J.S. Transportation, Inc. and GM Trucking and Associates, Inc.

      11. Consolidated Logistics and Transportation, LLC a/k/a CLT ("CLT") is a New Jersey limited liability company that was organized on or about February 26, 2002, with a registered office located at 950B Chester Avenue, Delran, New Jersey 08075.

      12. National Transportation Services, LLC ("NTS") is a New Jersey limited liability company that was organized on or about August 27, 2002, with a principal business office located at 950B Chester Avenue, Delran, New Jersey 08075.

      13. CME Services, LLC ("CME") is a New Jersey limited liability company that was organized on or about December 21, 2001, with a principal business office located at 950B Chester Avenue, Delran, New Jersey 08075.

      14. Upon information and belief, 833 Rancocas Road, LLC is a New Jersey limited liability company that was organized on or about June 17, 2003, with a registered office located at 950B Chester Avenue, Delran, New Jersey 08075.

      15. Upon information and belief, Blue Ribbon Group, Inc. ("Blue Ribbon") is a New Jersey corporation that was incorporated on or about December 8, 1998, with a principal business office located at 522 N. Washington Street, Rutherfordton, North Carolina 28139.

      16. J.S. Transportation Truck Repair, LLC is a New Jersey limited liability company that was organized on or about September 22, 2003, with a principal business office located at 833 Rancocas Road, Mt. Holly, New Jersey 08060.

      17. Upon information and belief, GM Trucking, Inc. is a Delaware corporation that was incorporated on or about May 19, 2005, with a principal business office located at 833 Rancocas Road, Mt. Holly, New Jersey 08060.

                                      VENUE

      18. Venue is proper in this County pursuant to New Jersey Court Rule 4:3-2 since J.S. Transportation, Inc. has its principal place of business, resides and does business in this County.

                                   BACKGROUND

A.    ACQUISITION OF GM TRUCKING AND ASSOCIATES, INC. AND J.S. TRANSPORTATION,
      INC.

      19. In or about 1998, GM Trucking and Associates, Inc. filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.

      20. In or about February 1999, J.S. Transportation, Inc. entered into an agreement to acquire 100 percent of the stock of GM Trucking and Associates, Inc. in consideration of assuming certain obligations of GM Trucking and Associates, Inc.

      21. J.S. Transportation, Inc. took over operation of GM Trucking and Associates, Inc. on or about February 25, 1999.

      22. In or about February 1999, J.S. Transportation, Inc. acquired certain trucks, equipment and other assets from Robert G. Sage. These trucks, equipment and other assets were being used by GM Trucking and Associates, Inc. in the ordinary course of its business.

      23. J.S. Transportation, Inc.'s acquisition and operation of GM Trucking and Associates, Inc. was approved by the United States Bankruptcy Court for the District of New Jersey in connection with GM Trucking and Associates, Inc.'s Chapter 11 reorganization (Bankruptcy No. 98-15233(GMB)).

      24. In or about March 1999, NYRR acquired a majority stock interest in J.S. Transportation, Inc.

      25. NYRR acquired the stock of J.S. Transportation, Inc. from Caplan and Todd Sage, among others, in exchange for 5,000,000 shares of NYRR.

      26. NYRR's acquisition of a majority interest in J.S. Transportation, Inc. was in reliance on the representations of Caplan and Todd Sage that J.S. Transportation, Inc. had acquired 100 percent of the capital stock of GM Trucking and Associates, Inc. and the trucks, equipment and other assets of Robert Sage necessary for the day-to-day operations of the business.

      27. NYRR later acquired the remaining stock of J.S. Transportation, Inc. and became the owner of 100 percent of the authorized and issued shares in or about February 2004.

B.    DUTIES AND OBLIGATIONS OF DEFENDANTS

      28. Caplan and the Caplan Firm have continuously acted as attorneys for NYRR, J.S. Transportation, Inc. and GM Trucking and Associates, Inc. since at least January 2000. As such, Caplan and the Caplan Firm owed a fiduciary duty and duty of care to NYRR, J.S. Transportation, Inc., and GM Trucking and Associates, Inc.

      29. Bridges served as the President of NYRR from September 2000 until October 2002 and from February 2004 to February 2005. Bridges also served as the Chief Executive Officer of NYRR from October 2001 until February 2005. As such, Bridges owed a fiduciary duty to NYRR, J.S. Transportation, Inc., and GM Trucking and Associates, Inc.

      30. Todd Sage was the President of J.S. Transportation, Inc. at the time the stock of GM Trucking and Associates, Inc. was acquired, and served as such continuously until at least June 19, 2005. In or about February or March 1999, Todd Sage became the President and Operations

Manager of GM Trucking and Associates, Inc. and served as such continuously until at least June 19, 2005.

      31. Taylor was an employee of GM Trucking and Associates, Inc. at the time J.S. Transportation, Inc. acquired the stock of GM Trucking and Associates, Inc. In or about February or March 1999, Taylor became employed as a mechanic of J.S. Transportation, Inc. and served as such continuously until on or about June 19, 2005.

      32. Stacey Sage was an employee of J.S. Transportation, Inc. at the time the stock of GM Trucking and Associates, Inc. was acquired, and has served as such continuously until on or about June 19, 2005. In or about February or March 1999, Stacey Sage became the Administration Manager, bookkeeper, and/or an employee of GM Trucking and Associates, Inc. and served as such continuously until on or about June 19, 2005.

      33. Mary Sage was an employee of J.S. Transportation, Inc. until on or about June 19, 2005. Upon information and belief, Mary Sage became an employee of GM Trucking and Associates, Inc. in early 1999 and served as such continuously until on or about June 19, 2005.

      34. Todd Sage, Taylor, Stacey Sage, and Mary Sage each owed a fiduciary duty to NYRR, J.S. Transportation, Inc. and GM Trucking and Associates, Inc. by virtue of the positions they held.

C.    EVALUATION BY NEW OFFICERS AND DIRECTORS AT NYRR

      35. In February 2005, Donald Hutton was elected as the Chief Executive Officer of NYRR.

      36. In or about March 2005, James Cornell became the Chairman of NYRR's Board of Directors.

      37. Following their respective appointments, Cornell and Hutton worked together to evaluate the business affairs and finances of NYRR and its subsidiaries.

      38. As a result of this review and investigation, facts were identified that exposed a multi-year scheme to transfer and convert the operations, assets, and opportunities of NYRR, J.S. Transportation, Inc., and GM Trucking and Associates, Inc.

D.    DISLOYALTY, UNDISCLOSED CONFLICTS OF INTEREST AND SELF-DEALING

      39. Upon information and belief, Caplan and one or more of the other individual defendants formed and began to operate CLT on or about February 26, 2002 for their benefit and to the detriment of plaintiffs.

      40. Caplan was the incorporator of CLT and CLT has as its main business and billing address 950 B Chester Avenue, Delran, New Jersey 08075, the same address as the Caplan Firm.

      41. Upon information and belief, Caplan and one or more of the other individual defendants formed and began to operate Blue Ribbon for their benefit and to the detriment of plaintiffs.

      42. Upon information and belief, Caplan and one or more of the other individual defendants formed and began to operate NTS on or about July 7, 2004 for their benefit and to the detriment of plaintiffs.

      43. Caplan was the incorporator of NTS and NTS has as its main business address 950 B Chester Avenue, Delran, New Jersey 08075, the same address as the Caplan Firm.

      44. Upon information and belief, Caplan and one or more of the other individual defendants formed and began to operate CME (and a separate, similarly-named company known as Consolidated Marine Equipment, LLC) on or about December 12, 2001 for their benefit and to the detriment of plaintiffs.

      45. Caplan was the incorporator of CME and CME has as its main business address 950 B Chester Avenue, Delran, New Jersey 08075, the same address as the Caplan Firm.

      46. Upon information and belief, Caplan, Bridges and one or more of the other individual defendants formed and began to operate 833 Rancocas Road, LLC on or about June 17, 2003 for their benefit and to the detriment of plaintiffs.

      47. The registered agent and registered address for 833 Rancocas Road, LLC are "Darryl S. Caplan, 950 B Chester Avenue, Delran, New Jersey 08075," and Caplan and Bridges are its officers and directors.

      48. The formation and existence of CLT, Blue Ribbon, NTS, CME and 833 Rancocas Road, LLC were not properly disclosed to plaintiffs.

      1.    RELATED PARTY TRANSACTIONS AND SELF-DEALING

      49. Upon information and belief, Caplan, Todd Sage and one or more of the other individual defendants caused NYRR, J.S. Transportation, Inc. and/or GM Trucking and Associates, Inc. to engage in related party transactions with CLT, Blue Ribbon, NTS, CME and/or 833 Rancocas Road, LLC for the benefit of themselves and the entity defendants, and to the detriment of plaintiffs.

      50. Upon information and belief, Caplan, Todd Sage and one or more of the other individual defendants caused NYRR, J.S. Transportation, Inc., and GM Trucking and Associates, Inc. to engage in said related party transactions without properly disclosing to plaintiffs that these were related party transactions, that said defendants therefore had conflicts of interests, or that said defendants knew that the terms of the transactions were materially disadvantageous to plaintiffs.

            a.    EQUIPMENT LEASE AND SALE

      51. On or about August 3, 2003, CLT, Caplan, Stacie Sage and one or more other individual defendants, without proper disclosure to plaintiffs, charged J.S. Transportation, Inc. $48,400 for twenty-seven (27) dump trailers, five (5) tri-axle dump trucks, six (6) walking floor trailers and ten (10) tractors. The return address for payment on the invoice memorializing that charge was "Consolidated Logistics and Transportation, LLC [i.e., CLT], 950 B Chester Avenue, Delran, New Jersey 07085" -- the same address as the Caplan Firm.

      52. On or about August 30, 2004, Bridges, on behalf of CLT, and one or more other individual defendants, purported to sell, without proper disclosure to plaintiffs, four trucks and one trailer from CLT to J.S. Transportation, Inc. for $111,000. At least the trailer purportedly sold via this transaction was already owned by J.S. Transportation, Inc.

      53. In or about November 2004, Caplan, Todd Sage and one or more of the other individual defendants, without proper disclosure to plaintiffs, caused J.S. Transportation, Inc. to enter into a fleet equipment lease with CLT that purportedly covered thirty-five (35) dump trailers, four (4) walking floor trailers, five (5) tri-axle dump trucks and six (6) tractors (the "Equipment Lease").

      54. The Equipment Lease is for a term of 48 months with rental payments of $25,000 per month. Much of the equipment is inoperable (and was at the time of the lease), does not exist (and did not at the time of the lease) or has questionable ownership and registration.

      55. To the extent that the equipment specified under the Equipment Lease does exist and is operable, some of it is, in fact, already owned by J.S. Transportation, Inc.

      56. The address for CLT recited in the Equipment Lease is 950 B Chester Avenue, Delran, New Jersey 08075, the same address as the Caplan Firm.

            b.    REAL PROPERTY

      57. As stated above, Caplan, Bridges and one or more other individual defendants, without proper disclosure to plaintiffs, created and registered with the State of New Jersey an entity known as 833 Rancocas Road, LLC on June 17, 2003.

      58. Three days later, on June 20, 2003, Caplan, Bridges and one or more other individual defendants, without proper disclosure to plaintiffs, acquired on behalf of this newly formed entity the real property where the offices of J.S. Transportation, Inc. and GM Trucking and Associates, Inc. were located, namely 833 Rancocas Road, Westhampton, New Jersey, 08060.

      59. Upon information and belief, from June 20, 2003 forward, Caplan, Bridges and one or more other individual defendants, without proper disclosure to plaintiffs, improperly paid themselves, through 833 Rancocas Road, LLC, excessive rents from plaintiffs' funds.

      60. On or about March 10, 2004, Caplan, on behalf of 833 Rancocas Road, LLC and without proper disclosure to plaintiffs, made a written inquiry regarding the acquisition by 833 Rancocas Road, LLC of nine acres of real property adjacent to 833 Rancocas Road in Westhampton, New Jersey. On the letterhead memorializing this overture, the address for 833 Rancocas Road, LLC is listed as 950 B Chester Avenue, Delran, New Jersey 08075, the same as that of the Caplan Firm, and the telephone number is (856) 824-1001, the same as the Caplan Firm.

            c.    BILLING AND PLAINTIFFS' RECEIVABLES

      61. Upon information and belief, beginning in the first half of 2002 and without proper disclosure to plaintiffs, Todd Sage, Stacie Sage and one or more other individual defendants issued bills on behalf of the entity defendants to plaintiffs' customers for which the return address for payment was 950 B Chester Avenue, Delran, New Jersey 08075, the same address as the Caplan Firm.

      62. Upon information and belief, payments for such bills were sent to 950 B Chester Avenue, Delran, New Jersey 08075, the same address as the Caplan Firm.

      63. Upon information and belief, these payments benefited one or more of the defendants but rightfully belonged to one or more plaintiffs and were never disclosed to or credited to the plaintiffs.

      64. Upon information and belief, CLT, NST, CME, 833 Rancocas Road, LLC and/or Blue Ribbon have received substantial payments from plaintiffs and/or from customers/clients to whom plaintiffs have provided goods and services. Upon information and belief, Todd Sage, Stacie Sage and one or more individual defendants, without proper disclosure to plaintiffs, authorized and directed such payments as part of their scheme to enrich themselves to the detriment of plaintiffs.

      2.    THE $651,381.23 RELEASE

      65. On or about May 11, 2005, Hutton and Todd Sage were at NYRR's Brooklyn offices. Hutton confronted Todd Sage about his presence at the offices, and apparent use of J.S. Transportation, Inc.'s corporate seal for certain papers in his possession. Hutton demanded to review the paperwork only to discover that Todd Sage had, without proper disclosure to or authorization of J.S. Transportation, Inc., signed and impressed J.S. Transportation, Inc.'s corporate seal upon a General Release reciting consideration of $651,381.23 paid to J.S. Transportation, Inc.

      66. The customer identified as the releasee paying the consideration for the General Release is Allied Environmental Group, Inc. (and related "sister" entities, plus its parent company, Clean Earth, Inc.), whose identity had never previously been disclosed to plaintiffs.

      67. When Hutton confronted Todd Sage about the General Release, Sage immediately fled the offices and communicated later that day that he intended to resign from his positions at J.S. Transportation, Inc. and GM Trucking and Associates, Inc.

      68. Approximately four hundred thousand dollars ($400,000) of the consideration recited in the purported release had, prior to the delivery of the purported release, been received, upon information or belief, by one or more of the individual defendants and never credited to or disclosed to plaintiffs.

      69. Plaintiffs have been able to secure the balance of the monies due under the release, but the four hundred thousand dollars ($400,000) previously delivered remains unaccounted for.

      3.    WACHOVIA BANK ACCOUNT NO. 2000011231125

      70. There exists at Wachovia Bank a checking account registered to J.S. Transportation, Inc. and bearing account number 2000011231125.

      71. Said account is established under J.S. Transportation, Inc.'s tax identification number, but was not properly authorized by or disclosed to J.S. Transportation, Inc.

      72. Unlike every properly authorized J.S. Transportation, Inc. bank account, said account is not reflected in any way in J.S. Transportation, Inc.'s books and records.

      73. Upon information and belief, said account was opened by Stacey Sage and has Taylor as the authorized signatory.

      74. Wachovia Bank records indicate that since January 2005, more than $700,000 has passed through this account, with more than five hundred thirty-five thousand dollars ($535,000) being paid to CLT, more than twelve thousand dollars ($12,300) being paid to Mary Sage, twenty-six hundred dollars ($2,600) being paid to a Ronald Sage, twelve thousand seven hundred dollars ($12,700) being paid to a Nanch (sic.) Sage, one thousand dollars ($1,000) being paid to Taylor, thirteen thousand four hundred and seventy dollars ($13,470) being paid to "cash," and additional improper payments. Taylor is the signatory on each of the aforementioned checks and the endorser of each of the checks payable to "cash."

      75. Upon information and belief, Stacie Sage and one or more other individual defendants established other unauthorized bank accounts and used said accounts to convert plaintiffs' funds for their own benefit.

      76. Upon information and belief, since March 2004, the individual defendants have used the unauthorized bank accounts and other improper schemes to divert in excess of $1,000,000 from plaintiffs.

      4.    WRONGFUL CONVERSION OF ASSETS, RECEIVABLES, OPERATIONS AND EMPLOYEES

      77. Upon information and belief, following Hutton's confrontation of Todd Sage on or about May 11, 2005, Caplan and one or more of the other individual defendants formed and began to operate, without proper disclosure to plaintiffs, a new entity known as GM Trucking, Inc., which, upon information and belief, was incorporated in the State of Delaware on or about May 19, 2005.

      78. Upon information and belief, Caplan, Todd Sage, Stacie Sage, Bridges and one or more of the other individual defendants agreed to convert and usurp the operations, employees, equipment, receivables and other assets of plaintiffs through the newly formed GM Trucking, Inc. and J.S. Transportation Truck Repair, LLC.

      79. Upon information and belief, Caplan, Todd Sage, Stacie Sage, Bridges and one or more of the other individual defendants have, through the newly formed GM Trucking, Inc. and J.S. Transportation Truck Repair, LLC and without proper disclosure to plaintiffs, taken over all business operations at plaintiffs' former offices located at 833 Rancocas Road.

      80. Upon information and belief, Todd Sage, Stacie Sage, Bridges and one or more of the other individual defendants have, without authorization of or proper disclosure to plaintiffs, instructed employees of J.S. Transportation, Inc. and GM Trucking and Associates, Inc. that they, the employees, no longer work for plaintiffs; should not turn in to plaintiffs required paperwork, including bills of lading, weigh bills, and time records; and should not otherwise cooperate with plaintiffs.

      81. Upon information and belief, Todd Sage, Stacie Sage, Bridges and one or more of the other individual defendants have, without authorization of or proper disclosure to plaintiffs, informed employees and customers of J.S. Transportation, Inc. and GM Trucking and Associates, Inc. that they, the defendants, own and control J.S. Transportation Truck Repair, LLC and GM Trucking, Inc., which are, according to these defendants, merely successor entities to J.S. Transportation, Inc. and

GM Trucking and Associates, Inc. Upon information and belief, these same defendants have made similar representations to governmental authorities in the State of New Jersey.

      82. Upon information and belief, Todd Sage and one or more other individual defendants have instructed plaintiffs' employees that they are to report directly to him and that they are now employed by GM Trucking, Inc. and J.S. Transportation Truck Repair, LLC.

      83. Upon information and belief, one or more defendants have seized and are utilizing for their benefit and plaintiffs' detriment the trucks and equipment of J.S. Transportation, Inc. and/or GM Trucking and Associates, LLC, and have publicly asserted rights to plaintiffs' permits and licenses.

      84. In sum, upon information and belief, the defendants have, for at least the past several years, engaged in conduct inimical to the interests of, and in breach of their fiduciary duties to, NYRR, J.S. Transportation, Inc., and GM Trucking and Associates, Inc. by, among other things: (a) the creation of sham companies to which corporate opportunities were misdirected and/or from which false billings were generated; (b) the conversion of accounts receivable to themselves and/or their sham companies; (c) the issuance of false bills to plaintiffs from the sham companies they controlled, (d) failing to disclose their conflicts of interest in related party transactions that resulted in contracts with terms that materially damaged plaintiffs; (e) initiating transactions for their own economic benefit to the detriment of plaintiffs; (f) creating sham transactions to buy or lease equipment that was already owned by J.S. Transportation, Inc. and/or GM Trucking and Associates, Inc.; (g) establishing unauthorized corporate bank accounts for the purpose of concealing and misdirecting funds of plaintiffs; and (h) misrepresenting to the plaintiffs' customers and the New Jersey Department of Environmental Protection that they owned and controlled the businesses known as J.S. Transportation, Inc. and GM Trucking and Associates, Inc.

                              FIRST CAUSE OF ACTION
               (BREACH OF FIDUCIARY DUTY AS AGAINST ALL INDIVIDUAL
                        DEFENDANTS AND THE CAPLAN FIRM)

      85. Plaintiffs repeat and reallege paragraphs 1 through 84.

      86. Because Caplan was a partner of the Caplan Firm acting as counsel to plaintiffs, the Caplan Firm is vicariously liable for his breaches of fiduciary duty.

      87. The individual defendants occupied positions of trust and confidence to NYRR, J.S. Transportation, Inc., and GM Trucking and Associates, Inc., and therefore owed to them a fiduciary duty.

      88. These defendants breached their fiduciary duty to NYRR, J.S. Transportation, Inc., and GM Trucking and Associates, Inc. through the acts detailed in paragraphs 39 through 84, supra.

      89. These breaches proximately caused damage and injury to NYRR, J.S. Transportation, Inc., and GM Trucking and Associates, Inc. and their respective stockholders in an amount to be proven at trial.

                             SECOND CAUSE OF ACTION
              (BREACH OF DUTY OF LOYALTY AND GOOD FAITH AS AGAINST
                           ALL INDIVIDUAL DEFENDANTS)

      90. Plaintiffs repeat and reallege paragraphs 1 through 89.

      91. As officers, directors, counsel to and/or employees of plaintiffs, the individual defendants were and are prohibited from acting in any manner inconsistent with their agency or trust and were and are at all times bound to exercise the utmost good faith and loyalty to plaintiffs in the performance of their duties.

      92. The Individual Defendants have breached their respective duties of loyalty, trust and good faith to NYRR, J.S. Transportation, Inc., and GM Trucking and Associates, Inc. through the acts detailed in paragraphs 39 through 84, supra, particularly those of self-dealing, diversion of plaintiffs' funds and diversion of plaintiffs' business opportunities for the benefit of themselves or another.

      93. As a proximate result of their disloyalty and other wrongful acts, plaintiffs were harmed and are therefore entitled to recover all salary, expenses, commissions and other compensation paid to the individual defendants and the Caplan Firm during the entire period of their disloyalty and such other damages as may be proven at the trial of this action.

                              THIRD CAUSE OF ACTION
                     (ACCOUNTING AS AGAINST ALL DEFENDANTS)

      94. Plaintiffs repeat and reallege paragraphs 1 through 93.

      95. As a result of the duties owed to plaintiffs by Caplan and the Caplan Firm, as well as the misconduct detailed in paragraphs 39 through 84, supra, plaintiffs are entitled to an accounting from Caplan and the Caplan Firm for the period March 1999 to the present with respect to all legal fees and disbursements billed or received in connection with work performed for plaintiffs, all legal matters handled on behalf of or relating to plaintiffs, and the status/resolution of all matters handled by Caplan and/or the Caplan Firm on behalf of any plaintiff, as well as J.S. Transportation Truck Repair, LLC and GM Trucking, Inc.

      96. As a result of the duties owed to plaintiffs by the individual defendants and the misconduct detailed in paragraphs 39 through 83, supra, plaintiffs are entitled to an accounting of all business activities of defendants for the period March 1999 to the present, and the disgorgement and return of all monies unjustly received as a result of the aforesaid wrongful conduct.

                             FOURTH CAUSE OF ACTION-
             (FRAUD AND DECEIT AS AGAINST ALL INDIVIDUAL DEFENDANTS)

      97. Plaintiffs repeat and reallege paragraphs 1 through 96.

      98. By their intentional and reckless misrepresentations of material facts to plaintiffs, as well as plaintiffs' customers, prospective customers and employees in furtherance of their own commercial advantage, on which misrepresentations plaintiffs, plaintiffs' customers, prospective customers and employees detrimentally relied, defendants have engaged in fraud.

      99. The fraudulent conduct is detailed in paragraphs 39 through 84, supra, and includes misrepresentation to one or more plaintiffs as to the actual ownership of various equipment and misrepresentation to one or more plaintiffs as to the financial books, records and status of J.S. Transportation, Inc. and GM Trucking and Association, Inc.

      100. Said defendants are liable for their fraudulent conduct in an amount to be proven at trial.

                              FIFTH CAUSE OF ACTION
             (COMPETITION WITH EMPLOYER OR PRINCIPAL AS AGAINST ALL
                      INDIVIDUAL DEFENDANTS EXCEPT CAPLAN)

      101. Plaintiffs repeat and reallege paragraphs 1 through 100.

      102. All individual defendants with the exception of Caplan had the responsibility to investigate, estimate, bid, negotiate and fulfill contracts for the benefit of plaintiffs.

      103. Through the wrongful acts detailed in paragraphs 39 through 84, supra, said individual defendants secretly deprived one or more plaintiffs of numerous economic opportunities, directly competed against one or more plaintiffs and participated in a plan to destroy the business of one or more plaintiffs.

      104. As a result of these detailed acts, said individual defendants are liable to plaintiffs for damages resulting from their wrongful misappropriation of corporate opportunities in an amount to be proven at trial.

                              SIXTH CAUSE OF ACTION
                     (CONVERSION AS AGAINST ALL DEFENDANTS)

      105. Plaintiffs repeat and reallege paragraphs 1 through 104.

      106. As detailed in paragraphs 39 through 84, supra, all defendants have willfully or negligently deprived one or more plaintiffs of their right to their own property.

      107. As a direct and proximate result of defendants' acts of conversion, plaintiffs have been damaged in an amount to be proven at trial.

                             SEVENTH CAUSE OF ACTION
              (UNFAIR COMPETITION AS AGAINST ALL DEFENDANTS EXCEPT
                           CAPLAN AND THE CAPLAN FIRM)

      108. Plaintiffs repeat and reallege paragraphs 1 through 107.

      109. All defendants except Caplan and the Caplan Firm, by virtue of their employment with one or more plaintiffs, owed and owe a duty to said plaintiffs to refrain from commercial conduct inimical to those plaintiffs' interests.

      110. Said defendants have engaged and continue to engage in commercial activities which are and are intended to be in direct commercial competition with plaintiffs.

      111. Said defendants deliberately made misrepresentations to plaintiffs' customers, employees and prospective customers to obtain plaintiffs' customers and employees. These misrepresentations regarding the actual ownership and identity of newly formed companies J.S. Transportation Truck Repair and GM Trucking, Inc. were made by defendants for the purpose of creating an advantage in favor of themselves and to the detriment of plaintiffs and in an effort to deceive plaintiffs' customers, employees and prospective customers.

      112. Defendants have made and furthered misrepresentations of material facts relating to plaintiffs which consist of, among other things, false designations of origin as well as false and misleading descriptions and representations of fact.

      113. Upon information and belief, the misrepresentations of material facts by defendants create a likelihood that prospective customers/clients will be deceived and the goodwill of plaintiffs will be injured.

      114. Upon information and belief, defendants have, wrongfully and in bad faith, availed themselves of the work product, accomplishments, commercial activities and reputation of plaintiffs for the purpose of selling their own goods and services or the goods and services of others all to the detriment of plaintiffs.

      115. Through the aforestated conduct, defendants have wrongfully and in bad faith misappropriated commercial advantage, opportunities, and property belonging to plaintiffs for use by themselves and others in competition against plaintiffs.

      116. Said conduct constitutes actionable unfair competition.

      117. As a direct and proximate result of defendants' acts of unfair competition and bad faith commercial conduct, plaintiffs have been wrongfully damaged in an amount to be proven at trial.

                             EIGHTH CAUSE OF ACTION
                  (UNJUST ENRICHMENT AS AGAINST ALL DEFENDANTS)

      118. Plaintiffs repeat and reallege paragraphs 1 through 117.

      119. All defendants have been enriched by the monies and efforts expended by plaintiffs to grow and maintain the businesses of J.S. Transportation, Inc. and GM Trucking and Associates, Inc.

      120. Such efforts include the development of employees and customers.

      121. These monies and efforts were expended by plaintiffs with the reasonable expectation that plaintiffs would benefit from same.

      122. Through the misdeeds of defendants, as detailed in paragraphs 39 through 84, supra, and the resultant misperceptions of plaintiffs' customers and employees, including the payments of plaintiffs' customers misdirected to one or more entity defendants, defendants have been enriched to plaintiffs' detriment.

      123. As a proximate result of defendants' wrongful conduct, defendants are liable to plaintiffs for unjust enrichment in an amount to be proven at the time of trial.

      WHEREFORE, Plaintiffs respectfully demand judgment as follows:

      a.    Compensatory damages (as to all defendants, jointly and severally).

      b.    Punitive damages (as to all defendants, jointly and severally).

      c. Recovery of all salary, expenses, commissions and other compensation paid to the Individual Defendants during the entire period of their disloyalty.

      d. An accounting from Caplan and the Caplan Firm for the period March 1999 to the present with respect to all legal fees and disbursements billed or received in connection with work performed for plaintiffs, all legal matters handled on behalf of or relating to plaintiffs, and the status/resolution of all matters handled by Caplan and/or the Caplan Firm on behalf of any plaintiff, as well as JST Truck Repair and GMT.

      e. An accounting of all business activities of defendants for the period March 1999 to the present, and the disgorgement and return of all monies unjustly received as a result of the aforesaid wrongful conduct.

      f. Reform and/or void as appropriate any contract, agreement or lease that was entered into as a result of the breach of defendants' fiduciary duties.

      g. Enjoin the defendants from further conduct inimical to plaintiffs' interests.

      h. For such other and further relief as this Court may deem just and proper, including the recovery of all costs of suit, interest and reasonable attorney's fees incurred.

                                            MCCARTER & ENGLISH, LLP
                                            Attorneys for Plaintiffs
                                            New York Regional Rail
                                            Corporation, J.S. Transportation,
                                            Inc. and GM Trucking and
                                            Associates, Inc.

                                            /s/ Lanny S. Kurzweil
                                            /s/ Robert A. Mintz
                                            --------------------
                                            LANNY S. KURZWEIL
                                            ROBERT A. MINTZ
                                            Members of the Firm

Dated: July 21, 2005

                                   JURY DEMAND

      Plaintiffs hereby demand a trial by jury with respect to their Complaint on all issues so triable.

                          DESIGNATION OF TRIAL COUNSEL

      Pursuant to R. 4:25-4, Plaintiffs hereby designate Lanny S. Kurzweil, Esq., Robert A. Mintz, Esq. and Geoffrey N. Rosamond, Esq. as trial counsel in this matter.

                       CERTIFICATION PURSUANT TO R. 4:5-1

      I hereby certify that this matter in controversy is not the subject of any other pending or contemplated judicial or arbitration proceeding. I further certify that to the best of my knowledge, information, and belief, no other party should be joined in this action at the present time, although plaintiffs' investigation is continuing. I certify that the foregoing statements made by me are true. I am aware that if any of the foregoing statements made by me is willfully false, I am subject to punishment.

                                           MCCARTER & ENGLISH
                                           Attorneys for Plaintiffs
                                           New York Regional Rail
                                           Corporation, J.S. Transportation,
                                           Inc. and GM Trucking and
                                           Associates, Inc.

                                           /s/ Lanny S. Kurzweil
                                           ---------------------
                                           LANNY S. KURZWEIL
                                           A Member of the Firm

Dated: July 21, 2005